                                                                   Exhibit 99.2

                                        WESTINGHOUSE ELECTRIC CORPORATION
                                               SEGMENT INFORMATION
               (in millions)                      1993 BY QUARTER
                                                    (unaudited)

                                                                                             Twelve
                                                       Three Months Ended                 Months Ended
                                           March 31    June 30    Sept. 30    Dec. 31        Dec. 31
                                             1993       1993        1993       1993           1993
                                             ----       ----        ----       ----           ----
         BROADCASTING
            Orders                         $  178.7    $  218.7   $  195.2    $  219.7       $  812.3
            Backlog                             -           -          -           -              -
            Sales                          $  178.7    $  218.7   $  195.2    $  219.7       $  812.3
            Operating Profit (Loss)        $   26.5    $   49.6   $   31.8    $   37.1       $  145.0
                 Operating Profit Margin       14.8%       22.7%      16.3%       16.9%          17.9%

         ELECTRONIC SYSTEMS
            Orders                         $  628.6    $  376.3   $  651.0    $  900.5       $2,556.4
            Backlog                        $3,963.8    $3,705.0   $3,738.2    $3,845.0       $3,845.0
            Sales                          $  596.0    $  623.7   $  617.0    $  760.1       $2,596.8
            Operating Profit (Loss)        $   52.0    $   49.8   $   52.9    $  (71.2)      $   83.5
                 Operating Profit Margin        8.7%        8.0%       8.6%       -9.4%           3.2%

         GOVERNMENT AND
          ENVIRONMENTAL SERVICES
            Orders                         $   63.2    $   63.7   $   67.1    $  120.1       $  314.1
            Backlog                        $   36.5    $   41.3   $   42.6    $   87.3       $   87.3
            Sales                          $   76.5    $   81.6   $   85.0    $   95.2       $  338.3
            Operating Profit (Loss)        $   19.7    $   21.2   $   11.9    $  (20.1)      $   32.7
                 Operating Profit Margin       25.8%       26.0%      14.0%      -21.1%           9.7%

         THERMO KING
            Orders                         $  223.0    $  175.4   $  175.8    $  191.8       $  766.0
            Backlog                        $  173.8    $  159.9   $  149.4    $  159.2       $  159.2
            Sales                          $  174.6    $  188.8   $  180.3    $  175.5       $  719.2
            Operating Profit (Loss)        $   25.7    $   31.4   $   27.3    $   24.7       $  109.1
                 Operating Profit Margin       14.7%       16.6%      15.1%       14.1%          15.2%

         ENERGY SYSTEMS
            Orders                         $  293.2    $  749.6   $  180.0    $  266.1       $1,488.9
            Backlog                        $2,470.3    $2,934.1   $2,733.5    $2,580.4       $2,580.4
            Sales                          $  314.6    $  307.1   $  287.5    $  405.1       $1,314.3
            Operating Profit (Loss)        $   46.8    $   14.8   $   10.3    $ (131.0)      $  (59.1)
                 Operating Profit Margin       14.9%        4.8%       3.6%      -32.3%          -4.5%

         POWER GENERATION
            Orders                         $  547.2    $  403.8   $  414.7    $  873.3       $2,239.0
            Backlog                        $2,161.0    $2,162.2   $2,200.8    $2,342.5       $2,342.5
            Sales                          $  388.9    $  422.9   $  375.4    $  599.3       $1,786.5
            Operating Profit (Loss)        $  (23.1)   $   30.2   $   11.3    $  (41.2)      $  (22.8)
                 Operating Profit Margin       -5.9%        7.1%       3.0%       -6.9%          -1.3%

         THE KNOLL GROUP
            Orders                         $  117.1    $  122.7   $  125.3    $  153.9       $  519.0
            Backlog                        $   95.5    $   93.9   $   86.3    $  107.9       $  107.9
            Sales                          $  119.2    $  126.9   $  126.2    $  137.5       $  509.8
            Operating Profit (Loss)        $  (10.2)   $   (6.7)  $   (7.6)   $  (14.5)      $  (39.0)
                 Operating Profit Margin       -8.6%       -5.3%      -6.0%      -10.5%          -7.7%


                             Page 15 of 16 Pages

                                              WESTINGHOUSE ELECTRIC CORPORATION
                                                    SEGMENT INFORMATION
          (in millions)                                1993 BY QUARTER
                                                         (unaudited)

                                                                                                 Twelve
                                                           Three Months Ended                 Months Ended
                                             March 31     June 30     Sept. 30     Dec. 31       Dec. 31
                                               1993        1993         1993        1993          1993
                                               ----        ----         ----        ----          ----
         WCI COMMUNITIES, INC.
            Orders                           $   43.9     $   48.8    $   54.3     $  105.8      $  252.8
            Backlog                               -            -           -            -             -
            Sales                            $   43.9     $   48.8    $   54.3     $  105.8      $  252.8
            Operating Profit (Loss)          $   10.8     $   13.6    $   14.5     $   21.7      $   60.6
                 Operating Profit Margin         24.6%        27.9%       26.7%        20.5%         24.0%

         OTHER BUSINESSES
            Orders                           $  132.1     $  137.7    $  144.4     $  126.9      $  541.1
            Backlog                          $  805.3     $  808.3    $  807.4     $  770.3      $  770.3
            Sales                            $  129.8     $  134.0    $  136.4     $  143.6      $  543.8
            Operating Profit (Loss)          $   (1.6)    $   (8.6)   $   (2.5)    $  (51.5)     $  (64.2)
                 Operating Profit Margin         -1.2%        -6.4%       -1.8%       -35.9%        -11.8%

         CORPORATE AND OTHER
            Orders                           $   18.5     $   29.2    $   19.7     $   44.9      $  112.3
            Backlog                          $   52.1     $   56.7    $   52.3     $   72.0      $   72.0
            Sales                            $   33.5     $   39.7    $   39.2     $   51.3      $  163.7
            Operating Profit (Loss)          $   (0.3)    $  (10.4)   $   (6.9)    $  (81.9)     $  (99.5)
                 Operating Profit Margin         -0.9%       -26.2%      -17.6%      -159.6%        -60.8%

         INTERSEGMENT
            Orders                           $  (40.2)    $  (42.8)   $  (36.0)    $  (48.0)     $ (167.0)
            Backlog                          $  (18.0)    $  (22.5)   $  (40.8)    $  (31.1)     $  (31.1)
            Sales                            $  (36.3)    $  (37.8)   $  (36.3)    $  (52.4)     $ (162.8)




         TOTAL - CONTINUING OPERATIONS
            Orders                           $2,205.3     $2,283.1    $1,991.5     $2,955.0      $9,434.9
            Backlog                          $9,740.3     $9,938.9    $9,769.7     $9,933.5      $9,933.5
            Sales                            $2,019.4     $2,154.4    $2,060.2     $2,640.7      $8,874.7
            Operating Profit (Loss)          $  146.3     $  184.9    $  143.0     $ (327.9)     $  146.3
                 Operating Profit Margin          7.2%         8.6%        6.9%       -12.4%          1.6%



         RESTRUCTURING AND OTHER RELATED CHARGES
               INCLUDED IN SEGMENT OPERATING PROFIT:                                   Three          Twelve
                                                                                    Months Ended    Months Ended
                                                                                      Dec. 31         Dec. 31
                                                                                       1993            1993
                                                                                      ----            ----
         Broadcasting                                                                $ 11.5          $ 11.5
         Electronic Systems                                                          $136.6          $136.6
         Government and Environmental Services                                       $ 32.0          $ 32.0
         Thermo King                                                                 $  0.0          $  0.0
         Energy Systems                                                              $170.2          $170.2
         Power Generation                                                            $126.3          $126.3
         The Knoll Group                                                             $  8.8          $  8.8
         WCI Communities, Inc.                                                       $  4.0          $  4.0
         Other Businesses                                                            $  5.6          $  5.6
         Corporate and Other                                                         $ 60.0          $ 60.0

         Total - Continuing Operations                                               $555.0          $555.0

                             Page 16 of 16 Pages